UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2008

FIRSTFED FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12555 W. Jefferson Boulevard Los Angeles, California		90066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 302-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 23, 2008, the Board of Directors of FirstFed Financial Corp. (the “Company”) amended and restated the Company’s stockholder rights agreement in the form of a Second Amended and Restated Rights Agreement, dated as of October 23, 2008 (the “Amended Rights Agreement”), between the Company and Registrar and Transfer Company, as rights agent (the “Rights Agent”).  The Amended Rights Agreement was originally adopted in the form of a Rights Agreement, dated as of November 2, 1988, and was subsequently amended and restated as an Amended and Restated Rights Agreement, dated as of June 25, 1998 (such agreements, together with the Amended Rights Agreement, are collectively referred to herein as the “Rights Agreement”).  As more fully described in and subject to the terms of the Rights Agreement and as summarized in the Company’s Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on October 28, 2008 (the "Form 8-A/A"), the Rights Agreement generally gives holders of the Company’s common stock (other than an acquiring person) certain rights (each, a “Right”) to acquire additional shares of Company stock upon the occurrence of specified events.

The amendments included in the Amended Rights Agreement include: (i) extending the final expiration of the Rights issued under the Rights Agreement from November 15, 2008 to November 14, 2018; (ii) revising the purchase price of each Right from $200.00 to $100.00 per one one thousandth of a share of the Company’s Series A Preferred Stock or other securities or property issued upon exercise of such Right; and (iii) adopting certain other clarifying changes.  On October 23, 2008, the Board of Directors also approved the appointment of the Rights Agent to act as the agent for the Company and the holders of the Rights under the Rights Agreement.

A copy of the Rights Agreement, which includes the form of Rights Certificate as an exhibit thereto, is incorporated by reference from the Form 8-A/A into Exhibit 4.1 and is incorporated herein by this reference.  A copy of the Rights Agreement is available free of charge from the Company.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

 Item 3.03  Material Modification to Rights of Security Holders.

Item 1.01 is incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(a)                                  Exhibits.

Exhibit No.	Description

4.1
Second Amended and Restated Rights Agreement, dated as of October 23, 2008, between FirstFed Financial Corp. and Registrar and Transfer Company, as Rights Agent (which includes: as Exhibit A thereto, the form of Amended Certificate of Designation specifying the terms of the Series A Preferred Stock; as Exhibit B thereto, the form of Rights Certificate; and as Exhibit C thereto, the Summary of Rights) — Incorporated by reference from the Registrant's Registration Statement on Form 8-A/A filed with the Commission on October 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTFED FINANCIAL CORP.
(Registrant)

October 28, 2008	By:	/s/ Babette E. Heimbuch
Babette E. Heimbuch
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.1
Second Amended and Restated Rights Agreement, dated as of October 23, 2008, between FirstFed Financial Corp. and Registrar and Transfer Company, as Rights Agent (which includes: as Exhibit A thereto, the form of Amended Certificate of Designation specifying the terms of the Series A Preferred Stock; as Exhibit B thereto, the form of Rights Certificate; and as Exhibit C thereto, the Summary of Rights) — Incorporated by reference from the Registrant's Registration Statement on Form 8-A/A filed with the Commission on October 28, 2008.